UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2026

INFLECTION POINT ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42518	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 Madison Ave, Suite 205 #1017
New York, NY 10016

(Address of principal executive offices, including zip code)

212-476-6908
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	IPEXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPEX	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the completion of the Company’s initial business combination	IPEXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on October 13, 2025, Inflection Point Acquisition Corp. V (formerly known as Maywood Acquisition Corp.), a Cayman Islands exempted company (“IPEX”), GOWell Technology Limited, a Cayman Islands exempted company (“GOWell”), GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”), and IPCV Merger Sub Limited, a Cayman Islands exempted company, entered into a Business Combination Agreement (as amended on December 22, 2025 and July 13, 2026, the “Business Combination Agreement”) with respect to a proposed business combination between IPEX and GOWell (the “Business Combination”).

The previously disclosed deadline of 5:00 p.m. Eastern Time on September 1, 2026 for delivery of redemption requests in connection with the Business Combination has been extended to 5:00 p.m. Eastern Time on September 2, 2026. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the new redemption deadline by directly contacting and requesting that Continental Stock Transfer and Trust Company, IPEX’s transfer agent, return such shares by 5:00 p.m. New York Time on September 2, 2026. Shareholders who do not wish to withdraw their previously submitted redemption requests need not take any further action.

Additional Information and Where to Find It

In connection with the Business Combination, IPEX, GOWell and PubCo have prepared and filed with the SEC a registration statement (the “Registration Statement”), which was declared effective by the SEC on August 11, 2026, and which includes the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus was mailed to IPEX’s shareholders of record as of June 30, 2026, the record date established for voting on the Business Combination. IPEX and/or PubCo may also file other relevant documents regarding the Business Combination with the SEC, including supplements to the Proxy Statement/Prospectus. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting or investment decision, IPEX’s shareholders and other interested persons are urged to read the Proxy Statement/Prospectus, as supplemented from time to time, and other documents filed in connection with the Business Combination, because these documents will contain important information about IPEX, GOWell, PubCo and the Business Combination. Shareholders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Inflection Point Acquisition Corp. V, 167 Madison Ave, Suite 205 #1017, New York, NY 10016.

Participants in the Solicitation

IPEX, GOWell, and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from IPEX’s shareholders in respect of the Business Combination and the other matters set forth in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, are contained in the Proxy Statement/Prospectus.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto are for informational purposes only and are neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include or may include “forward-looking statements” regarding, among other things, the plans, strategies and prospects, both business and financial, of IPEX, PubCo and GOWell. These statements are based on the beliefs and assumptions of the management of IPEX, PubCo and GOWell. Although the parties believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, none of IPEX, PubCo or GOWell can assure you that they will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “predicts,” “projects,” “forecasts,” “may,” “might,” “will,” “could,” “should,” “would,” “seeks,” “plans,” “scheduled,” “possible,” “continue,” “potential,” “anticipates” or “intends” or similar expressions; provided that the absence of these does not mean that a statement is not forward-looking. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K might not occur, and actual results could differ materially from those anticipated in these forward-looking statements.

Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include: general economic, political and business conditions; the inability of the parties to consummate the transactions contemplated by the Business Combination Agreement; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by the IPEX’s shareholders in connection with the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the transactions; the risk that IPEX shareholder approval for the Business Combination is not obtained; the anticipated capitalization and enterprise value of PubCo following the consummation of the Business Combination; the ability of PubCo to issue equity, equity-linked or other securities in the future; failure to realize the anticipated benefits of the transactions contemplated by the Business Combination Agreement, including as a result of a delay in consummating the Business Combination; the risk that the Business Combination may not be completed by IPEX’s business combination deadline and the potential failure to obtain an extension of its business combination deadline; the risks related to the rollout of GOWell’s business and the timing of expected business milestones; the ability of PubCo to execute its growth strategy, manage growth profitably and retain its key employees; the ability of PubCo to obtain or maintain the listing of its securities on the Nasdaq Stock Market LLC following the Business Combination; and other risks and uncertainties indicated in the Proxy Statement/Prospectus. Undue reliance should not be placed upon the forward-looking statements.

These forward-looking statements are made only as of the date of this Current Report on Form 8-K. Neither IPEX, PubCo, nor any of their respective affiliates undertake any obligation to publicly update or revise any forward-looking statement contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026

INFLECTION POINT ACQUISITION CORP. V

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chief Executive Officer

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